                         THE GABELLI EQUITY INCOME FUND

                              FIRST QUARTER REPORT

                              DECEMBER 31, 1998(A)


                                    (GRAPHIC)

  MORNINGSTAR RATING(TM) OF THE GABELLI EQUITY INCOME FUND WAS 4 STARS OVERALL AND FOR THE THREE YEAR PERIOD ENDED 12/31/98 AMONG 2802 DOMESTIC EQUITY FUNDS,
  AND FOR THE FIVE YEAR PERIOD ENDED 12/31/98 AMONG 1702 DOMESTIC EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      Income oriented equities closed 1998 with respectable gains, albeit well below the returns of the Standard & Poor's 500 Index. Traditionally higher yielding sectors such as electric utilities and energy stocks underperformed the market indices, with the latter sustaining rather large losses as oil prices declined to fifteen year lows. Telecommunications, media and drug stocks led the equity income performance parade.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 1998, The Gabelli Equity Income Fund's (the "Fund") total return was 12.7% after adjusting for the $1.27 per share dividend paid on December 21, 1998. The Lipper Analytical Services Equity Income Fund Average and the Standard & Poor's ("S&P") 500 Index had returns of 13.4% and 21.4%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 12.6% for 1998. The Lipper Equity Income Fund Average and S&P 500 rose 10.9% and 28.7%, respectively, over the same twelve month period.

      For the five year period ended December 31, 1998, the Fund's total return averaged 17.1% annually versus average annual total returns of 16.6% and 24.1% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through December 31, 1998, the Fund had a cumulative total return of 184.9%, which equates to an average annual return of 16.1%. The Dividend History Chart details each dividend paid by the Fund since inception.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

-----------------------------------------------------------------------------------------------------------------
                                                                   Calendar Quarter
                                                    1st         2nd         3rd        4th           Year
                                                    ---         ---         ---        ---           ----
  1998:   Net Asset Value                         $17.70      $17.72      $15.97      $16.70          $16.70
          Total Return                             10.1%        0.5%       (9.7)%      12.7%           12.6%
-----------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                         $14.27      $16.03      $17.39      $16.12          $16.12
          Total Return                              1.2%       12.7%        8.8%        3.0%           27.9%
-----------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $13.47      $13.54      $13.81      $14.16          $14.16
          Total Return                              5.5%        1.0%        2.5%        8.0%           17.9%
-----------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $11.56      $11.99      $12.65      $12.84          $12.84
          Total Return                              8.5%        4.3%        6.1%        6.9%           28.3%
-----------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                         $11.26      $11.08      $11.54      $10.72          $10.72
          Total Return                             (2.2)%      (0.8)%       4.9%       (0.7)%           1.1%
-----------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                         $11.35      $11.72      $12.15      $11.57          $11.57
          Total Return                              7.4%        3.8%        4.2%        1.5%           17.9%
-----------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value                         $10.19      $10.36      $10.40      $10.64          $10.64
          Total Return                              2.4%(b)     2.3%        1.1%        3.7%            9.8%(b)
-----------------------------------------------------------------------------------------------------------------

                 Average Annual Returns - December 31, 1998 (a)

  1 Year                                          12.6%
  5 Year                                          17.1%
  Life of Fund (b)                                16.1%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last seven years at The Gabelli Equity Income Fund and for over 21 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is

(GRAPHIC)
the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.


                          Dividend History
-----------------------------------------------------------------
                                     Rate           Reinvestment
  Payment (ex) Date                Per Share            Price
  -----------------                ---------            -----

  December 21, 1998                  $1.27             $16.36
  September 28, 1998                 $0.04             $16.20
  June 26, 1998                      $0.06             $17.65
  March  27, 1998                    $0.05             $17.70
-----------------------------------------------------------------
  December 29, 1997                  $1.78             $15.94
  September 30, 1997                 $0.05             $17.39
  June  30, 1997                     $0.05             $16.03
  March  31, 1997                    $0.06             $14.27
-----------------------------------------------------------------
  December 27, 1996                  $0.76             $14.28
  September 30, 1996                 $0.07             $13.81
  June 28, 1996                      $0.06             $13.54
  March  31, 1996                    $0.07             $13.47
-----------------------------------------------------------------
  December 29, 1995                  $0.68             $12.84
  September 29,1995                  $0.07             $12.65
  June 30, 1995                      $0.07             $11.99
  March 31, 1995                     $0.07             $11.56
-----------------------------------------------------------------
  December 30, 1994                  $0.74             $10.72
  September 30, 1994                 $0.08             $11.54
  June 30, 1994                      $0.09             $11.08
  March 31, 1994                     $0.06             $11.26
-----------------------------------------------------------------
  December 31, 1993                  $0.76             $11.57
  September 30, 1993                 $0.06             $12.15
  June 30, 1993                      $0.06             $11.72
  March 31, 1993                     $0.08             $11.35
-----------------------------------------------------------------
  December 31, 1992                  $0.15             $10.64
  September 30, 1992                 $0.07             $10.40
  June 30, 1992                      $0.06             $10.36
  March 31, 1992                     $0.05             $10.19

COMMENTARY
OUTLOOK FOR 1999

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from BARRON'S 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------
                                   (GRAPHIC)
                                    BARRON'S
                                  ROUNDTABLE'99
                              --------------------

                                 MARIO GABELLI
                     CHAIRMAN AND CHIEF INVESTMENT OFFICER,
                          GABELLI FUNDS, RYE, NEW YORK
--------------------------------------------------------------------------------
Barron's ("Q"): A NEW YEAR, A NEW MARKET ENVIRONMENT? MEANING, ARE INVESTORS GOING TO HAVE TO GRAPPLE WITH SEISMIC ECONOMIC SHIFTS AS WELL AS IMPEACHMENT AND Y2K?

Gabelli ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: YOU OBVIOUSLY DON'T DO IT OFTEN.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are 50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 67/8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: BUT YOU COULD SEE LONG-TERM INTEREST RATES GOING UP SOON BECAUSE JAPAN MAY BE ASKING FOR THEIR SAVINGS BACK.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could

January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

   Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

  Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: IT MAY BE BULLISH FOR THOSE ECONOMIES. BUT IT MEANS REFLATION, IT MEANS HIGHER INTEREST RATES, LOWER P/E RATIOS.

G:: Oh, yes. That's what I'm saying. It's the reflationary theme.

   Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

   Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: BUT IS THIS A HOLLOWING-OUT OF THE ECONOMY? OR IS THIS A TRANSITION TO THE BRAVE NEW INTERNET AGE?

G: Adam Smith is alive and well.

   I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

Q: WHAT IS YOUR CONCLUSION ON THE MARKET?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash,

January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 1 1/2 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [SOME OF THE BIGGEST CAP STOCKS ARE UP OVER 100%. SUCH MOVES ARE CLEARLY UNSUSTAINABLE.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q:  UNTIL YOU GET TO THE LAST GUY.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [HOW ABOUT WHAT IS GOING ON IN WASHINGTON?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: DOESN'T ANYONE FIND ALL THIS BLIND FAITH IN GREENSPAN AND RUBIN "DOING THE RIGHT THING" A MITE DISCOMFORTING?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q:  BUT IN GENERAL, YOU ARE BULLISH?

G: On the world economy.

Q:  AND ON EQUITIES?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: BUT MARIO, WHERE WILL RATES GO?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: IF ED HYMAN IS RIGHT AND THERE ISN'T MUCH NOMINAL GROWTH IN THE ECONOMY, WON'T THAT MAKE IT DIFFICULT FOR SMALL COMPANIES?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John] Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back

January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q: SO THE STOCK MARKET WILL BE THE PITS?

G: There'll be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: WHAT WILL MAKE THE SMALL-FRY GO UP, ESPECIALLY IF THE S&P SELLS OFF AND THE ECONOMY IS NO GREAT SHAKES?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: IT LOOKS LIKE MARIO WANTS TO TALK TULIPS NEXT.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

ART SAMBERG: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in EXTRAORDINARY POPULAR DELUSIONS AND THE MADNESS OF CROWDS.

  Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.


Q:  THANKS , MARIO.

YEAR END REVIEW

      For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

      Income oriented equities underperformed during the market's sharp rise in the first half of the year. This is fairly common during growth stock oriented market spurts. Somewhat uncharacteristically, higher yielding stocks did not hold up particularly well during the market's sharp third quarter decline. The fourth quarter recovery was once again led by the big cap growth favorites, particularly surging high technology stocks.

WINNERS AND LOSERS

      Telecommunications, media and drug stocks were the portfolio's biggest winners in 1998, with France Telecom, Deutsche Telekom, Telefonica de Espana, Cable & Wireless, Sprint, Viacom, Pharmacia & Upjohn and Glaxo Wellcome all making our Top Twenty performance list. Electric utility returns were mixed, with Niagara Mohawk Power, Orange & Rockland Utilities and Florida Public Utilities posting strong gains while portfolio holdings such as Citizens Utilities and Eastern Enterprises sustained losses.

      The worst portfolio news can be summed up in one word--energy. Atlantic Richfield, Pennzoil, and Halliburton all closed the year with substantial losses. We are not prepared to make a case for a big pop in oil prices in the immediate future. However, we question the current consensus viewpoint that oil will remain near $10 per barrel or lower forever. We note the last time we saw such a consensus on oil prices was in the mid-to-late 1970s, when all the "experts" were predicting $60 per barrel of oil. If OPEC can enforce some production discipline among its members, and as Asian economies recover, oil prices will rebound. In the interim, there will continue to be consolidation in the group. We have already seen two big deals, British Petroleum/Amoco and Exxon/Mobil. In the year ahead, we expect to see more deals, particularly in the oil services industry, as energy companies cut costs in response to lower oil prices. Remember, John D. Rockefeller built Standard Oil and an enormous personal fortune by buying oil companies during periods when oil prices were severely depressed.

THE INVASION OF THE UTILITY SNATCHERS

      The pace of domestic deals in the utilities group is quickening. In 1998, Con Edison bid for Orange & Rockland Utilities, BEC Energy proposed to Commonwealth Energy System, AES Corp. became engaged to Cilcorp and most recently, Oneok has won the hand of Southwest Gas. Now the British are pursuing American utilities, with Scottish Power signing a deal with Pacificorp and National Grid plc cozying up to New England Electric System. Clearly, the deregulation of the electric and gas utility industry is surfacing attractive acquisition opportunities for domestic and foreign companies. New York and Massachusetts, the two states with the most clearly written regulatory guidelines, are attracting a significant amount of attention. As more states clarify their regulatory posture, more deals are likely to ensue. Consolidation makes a good deal of economic sense as efficiencies in scale lower costs in this newly competitive environment. We believe more corporate bargain hunters will plug into our utility holdings in the year ahead.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $102.25 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

BCE INC. (BCE - $37.9375 - NYSE) is Canada's global communications company. BCE owns 100% of Bell Canada, Canada's largest telecom services provider. BCE has controlling interests in Northern Telecom (NT - $50.125 -NYSE) and BCEMobile Communications (BCX - $27.02 - TSE). These are substantial values for BCE. For example, "behind" each share of BCE are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth about $20 per BCE share. BCE is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

COLONIAL GAS CO. (CLG - $34.875 - NYSE), a Massachusetts corporation formed in 1849, is primarily a regulated natural gas distribution utility. Colonial Gas is the fastest growing natural gas utility in New England with over 150,000 residential and business customers in 24 communities northwest of Boston and on Cape Cod. The company's subsidiary, Transgas Inc., is the largest over-the-road transporter of liquefied natural gas, propane and other commodities. On October 19, 1998, Eastern Enterprises (EFU - $43.75 - NYSE) announced an agreement to acquire Colonial Gas. The transaction, with an equity value of approximately $330 million to be paid for with $150 million in cash and the balance in Eastern common stock, is expected to close in mid-1999.

EASTERN ENTERPRISES (EFU - $43.75 - NYSE) owns and operates Boston Gas Company, Essex Gas Company, Midland Enterprises and ServicEdge Partners. Together, Boston Gas and Essex Gas are New England's largest distributor of natural gas, serving 575,000 residential, commercial and industrial customers in Boston and 90 other eastern and central Massachusetts communities. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,404 barges and 87 towboats. ServicEdge provides HVAC equipment installation and service to customers in eastern Massachusetts. Eastern has announced an agreement to acquire Colonial Gas Company, a regulated natural gas distribution company servicing customers northwest of Boston and on Cape Cod.

EXXON CORP. (XON - $73.125 - NYSE), with an equity market value of $170 billion, is the world's largest, publicly-owned integrated oil company. Nevertheless, Exxon is about to become even bigger. Its planned merger with Mobil (MOB - $87.125 - NYSE), the largest industrial merger ever, would produce a combination with a current market capitalization of $250 billion. On a stand-alone basis, roughly one-half of Exxon's production comes from overseas reserves. Major, promising oil and gas exploration projects include West Africa, the Caspian Sea, Russia, the Gulf of Mexico and South America. Profitability, in a period of falling energy prices, has obviously suffered but the expected $2.8 billion in pre-tax synergies from combining Exxon and Mobil would represent a significant offset. Dividends have been paid by Exxon since 1882 and have been increased annually since 1983.

MONSANTO CO. (MTC - $47.50 - NYSE) is a St. Louis-based, life sciences company. MTC operates in three business segments: Agricultural (crop protection, biotechnology), Nutrition (NutraSweet, food ingredients) and Pharmaceuticals (its G.D. Searle Division). The merger with American Home Products, which would have had favorable impact on the company's marketing and finances, has been aborted. A promising new product is the rollout of Celebrex for treatment of arthritis-related pain.

ORANGE & ROCKLAND UTILITIES INC. (ORU - $57.00 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $52.875 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the second quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

PHILIP MORRIS COMPANIES INC. (MO - $53.50 - NYSE) is a leading consumer products company concentrating on tobacco (55% of revenues), food (38% of revenues) and beverages (6% of revenues). The company's Marlboro brand commands an increasing share of the domestic and international cigarette markets and its Miller brand is number two (behind Anheuser-Busch's Budweiser) in the beer market. Food brands include Jell-O, Kool-Aid, Kraft, Sealtest and Post cereals. The company generates significant amounts of excess cash which is being used to repurchase stock and to support healthy dividend payments to shareholders.

SOUTHWEST GAS CORP. (SWX - $26.875 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added more than 59,000 customers during 1997. This represents the fourth year in a row in which Southwest's customer growth rate has been at least double the industry average. Southwest is the nation's fastest-growing natural gas distribution company. Southwest and Oneok (OKE - $36.125 - NYSE) have announced that their boards of directors have approved a definitive merger agreement. Oneok, headquartered in Tulsa, Oklahoma, has offered to purchase all outstanding SWX shares for $28.50 per share in cash.

SPRINT CORP. (FON - $84.125 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

THE ROTH IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION
      Despite ongoing global economic uncertainty, the popular market indices are once again in record territory. While we will always have a "wall of worry", we believe the economy and the capital market landscape for 1999 will provide stock pickers like us the opportunity to unearth well-managed companies, trading at significant discounts to their private market value, that should benefit from sustainable long term economic dynamics.

      Historically, half of all equity returns have come from dividends. This fact has been lost in the midst of investors' infatuation with lower yielding growth stocks. If growth slows in the years ahead, a reasonable proposition considering the record length of the current economic expansion, income generating securities should attract a wider following. We believe this bodes well for higher yielding equities in general and our portfolio in particular.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.


                                   Sincerely,




          /s/ MARIO J. GABELLI                    /s/ JAMES FOUNG
          ------------------------                ---------------------------
          MARIO J. GABELLI, CFA                   JAMES FOUNG, CFA
          Portfolio Manager and                   Associate Portfolio Manager
          Chief Investment Officer





January 29, 1999




                                TOP TEN HOLDINGS
                                DECEMBER 31, 1998
                                -----------------



     Philip Morris Companies Inc.             Orange & Rockland Utilities Inc.
     Eastern Enterprises                      Monsanto Co.
     American Express Co.                     Southwest Gas Corp.
     BCE Inc.                                 Sprint Corp.
     Exxon Corp.                              Colonial Gas Co.


NOTE: THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD STATED IN THIS REPORT. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             -----
                  COMMON STOCKS -- 88.6%
                  AEROSPACE -- 1.1%
   18,000         Boeing Co. ......................................   $  587,250
    2,500         Northrop Grumman Corp. ..........................      182,812
    1,000         Raytheon Co., Cl. A .............................       51,688
    2,000         Rockwell International Corp. ....................       97,125
                                                                      ----------
                                                                         918,875
                                                                      ----------
                  AGRICULTURE -- 2.3%
   41,500         Monsanto Co. ....................................    1,971,250
                                                                      ----------
                  AUTOMOTIVE -- 1.3%
    4,500         Ford Motor Co. ..................................      264,094
   12,000         General Motors Corp. ............................      858,750
                                                                      ----------
                                                                       1,122,844
                                                                      ----------
                  AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.4%
    2,500         Dana Corp. ......................................      102,188
    6,000         Ethyl Corp. .....................................       34,875
   20,000         GenCorp Inc. ....................................      498,750
   14,000         Genuine Parts Co. ...............................      468,125
    4,000         Meritor Automotive Inc. .........................       84,750
                                                                      ----------
                                                                       1,188,688
                                                                      ----------
                  AVIATION: PARTS AND SERVICES -- 1.7%
   10,000         Barnes Group Inc. ...............................      293,750
   19,000         Curtiss-Wright Corp. ............................      724,375
    4,000         United Technologies .............................      435,000
                                                                      ----------
                                                                       1,453,125
                                                                      ----------
                  BUSINESS SERVICES -- 0.5%
    4,000         Dun & Bradstreet Corp. ..........................      126,249
    1,000         Imation Corp.+ ..................................       17,500
    1,000         IMS Health Inc. .................................       75,438
    1,500         Landauer Inc. ...................................       48,563
    1,666         Nielsen Media Research Inc. .....................       29,988
    7,000         R. H. Donnelley Corp. ...........................      101,938
                                                                      ----------
                                                                         399,676
                                                                      ----------
                  COMMUNICATIONS EQUIPMENT -- 0.1%
    1,000         Motorola Inc. ...................................       61,063
                                                                      ----------
                  COMPUTER SOFTWARE AND SERVICES -- 1.4%
    6,500         International Business Machines Corp. ...........    1,200,875
                                                                      ----------
                  CONSUMER PRODUCTS -- 7.5%
   11,000         Eastman Kodak Co. ...............................      792,000
    2,000         Fortune Brands Inc. .............................       63,250
   40,000         Gallaher Group plc, ADR .........................    1,087,500
    5,000         General Cigar Holdings Inc., Cl. B+(b) ..........       43,438
    8,000         General Electric Co. ............................      816,500
    6,000         Gillette Co. ....................................      289,875
   18,000         National Presto Industries Inc. .................      767,250
   50,000         Philip Morris Companies Inc. ....................    2,674,999
      200         Rothmans Inc. ...................................       26,043
                                                                      ----------
                                                                       6,560,855
                                                                      ----------
                  CONSUMER SERVICES -- 0.6%
   30,000         Rollins Inc. ....................................      525,000
                                                                      ----------


                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             -----
                  DIVERSIFIED INDUSTRIAL -- 3.5%
   30,000         GATX Corp. ......................................   $1,136,250
    7,000         Honeywell Inc. ..................................      527,188
    5,000         Minnesota Mining & Manufacturing Co. ............      355,625
   17,000         Tenneco Inc. ....................................      579,062
   20,000         Thomas Industries Inc. ..........................      392,500
    1,000         Trinity Industries Inc. .........................       38,500
                                                                      ----------
                                                                       3,029,125
                                                                      ----------
                  ENERGY AND UTILITIES -- 1.0%
   41,270         Citizens Utilities Co., Cl. B+ ..................      335,321
   24,000         United Water Resources Inc. .....................      574,500
                                                                      ----------
                                                                         909,821
                                                                      ----------
                  ENERGY AND UTILITIES: ELECTRIC -- 7.3%
    8,000         Central & South West Corp. ......................      219,500
    5,000         Central Hudson Gas & Electric Corp. .............      223,750
    7,300         Cilcorp Inc. ....................................      446,669
   11,000         Energy East Corp. ...............................      621,500
    2,000         Florida Progress Corp. ..........................       89,625
   21,000         Florida Public Utilities Co. ....................      359,625
    1,000         FPL Group Inc. ..................................       61,625
   10,000         New England Electric System .....................      481,250
   95,000         Niagara Mohawk Power Corp.+ .....................    1,531,875
   35,000         Orange & Rockland Utilities Inc. ................    1,994,999
    8,000         PacifiCorp ......................................      168,500
    5,000         Public Services Enterprise Group Inc. ...........      200,000
                                                                      ----------
                                                                       6,398,918
                                                                      ----------
                  ENERGY AND UTILITIES: NATURAL GAS -- 14.9%
   45,000         AGL Resources Inc. ..............................    1,037,812
   30,000         Bay State Gas Co. ...............................    1,194,375
   50,000         Colonial Gas Co. ................................    1,743,750
   40,000         Commonwealth Energy System ......................    1,620,000
   54,000         Eastern Enterprises .............................    2,362,499
   58,000         ENI SpA .........................................      379,891
   10,000         Fall River Gas Co. ..............................      168,750
   42,000         KeySpan Energy Corp. ............................    1,301,999
    4,000         Peoples Energy Corp. ............................      159,500
   10,000         Piedmont Natural Gas Co. ........................      361,250
   70,000         Southwest Gas Corp. .............................    1,881,250
   41,000         Wicor Inc. ......................................      894,313
                                                                      ----------
                                                                      13,105,389
                                                                      ----------
                  ENERGY AND UTILITIES: OIL -- 9.8%
   13,000         Atlantic Richfield Co. ..........................      848,250
   18,000         British Petroleum Co. plc, ADR ..................    1,710,000
   16,000         Burlington Resources Inc. .......................      573,000
   10,000         Chevron Corp. ...................................      829,375
    3,500         Conoco Inc., Cl. A+ .............................       73,063
    6,000         Elf Aquitaine SA ................................      339,750
   30,000         Exxon Corp. .....................................    2,193,749
   18,000         Halliburton Co. .................................      533,250
   10,000         PennzEnergy Co. .................................      163,125
   10,000         Pennzoil-Quaker State Co.+ ......................      148,125
   21,000         Texaco Inc. .....................................    1,110,375
                                                                      ----------
                                                                       8,522,062
                                                                      ----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             -----
                  COMMON STOCKS (CONTINUED)
                  ENTERTAINMENT -- 0.3%
    1,500         USA Networks Inc.+ ..............................   $   49,688
    3,000         Viacom Inc., Cl. A+ .............................      220,688
                                                                      ----------
                                                                         270,376
                                                                      ----------
                  EQUIPMENT AND SUPPLIES -- 3.4%
   30,000         Aeroquip-Vickers Inc. ...........................      898,125
    3,000         Caterpillar Inc. ................................      138,000
    2,000         Cooper Industries Inc. ..........................       95,375
   28,000         Deere & Co. .....................................      927,500
    9,000         EG&G Inc. .......................................      250,313
    2,000         Ingersoll Rand Co. ..............................       93,875
    1,500         Minerals Technologies Inc. ......................       61,406
   18,000         Smith (A.O.) Corp., Cl. B .......................      442,125
    1,000         Union Carbide Corp. .............................       42,500
                                                                      ----------
                                                                       2,949,219
                                                                      ----------
                  FINANCIAL SERVICES -- 12.7%
   23,000         American Express Co. ............................    2,351,749
    8,000         Argonaut Group Inc. .............................      196,000
    1,500         Banco Popular Espanol ...........................      113,274
   57,000         Banco Santander SA, ADR .........................    1,125,749
    2,000         Banco Santiago ..................................       29,750
    9,052         BankAmerica Co. .................................      544,251
    2,500         Bankers Trust Co. ...............................      213,594
    3,500         Banque Nationale de Paris .......................      288,345
    5,000         Chase Manhattan Corp. ...........................      340,312
   27,000         Commerzbank AG, ADR .............................      854,329
   20,000         Deutsche Bank AG, ADR ...........................    1,177,409
    3,000         Dresdner Bank AG, ADR ...........................      126,087
    2,000         Fidelity National Corp. .........................       21,500
    1,500         First Union Corp. ...............................       91,219
   10,000         Mellon Bank Corp. ...............................      687,500
    2,000         Merrill Lynch & Co. .............................      133,500
    2,000         MONY Group Inc.+ ................................       62,625
    8,200         Morgan (J.P.) & Co. Inc. ........................      861,513
    3,000         Municipal Mortgage & Equity LLC .................       50,438
    3,000         Northern Trust Co. ..............................      261,938
    1,000         Pioneer Group Inc. ..............................       19,750
    5,000         Sterling Bancorp ................................      114,063
   12,000         SunTrust Banks Inc. .............................      918,000
    2,200         Transamerica Corp. ..............................      254,100
    4,000         U.S. Trust Corp. ................................      304,000
                                                                      ----------
                                                                      11,140,995
                                                                      ----------
                  FOOD AND BEVERAGE -- 2.2%
    4,000         Bestfoods Inc. ..................................      213,000
    6,000         Coca-Cola Amatil Ltd., ADR ......................       44,751
   12,000         Coca-Cola Beverages plc+ ........................       21,164
    3,000         Corn Products International Inc. ................       91,125
   10,000         Diageo plc, ADR .................................      462,500
    6,000         Heinz (H.J.) Co. ................................      339,750
   18,000         Kellogg Co. .....................................      614,250
    2,000         Quaker Oats Co. .................................      119,000
                                                                      ----------
                                                                       1,905,540
                                                                      ----------


                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             -----
                  HEALTH CARE -- 1.3%
    1,000         Glaxo Wellcome plc, ADR .........................   $   69,500
    3,000         Johnson & Johnson ...............................      251,625
   10,000         Pharmacia & Upjohn Inc. .........................      566,250
    3,000         SmithKline Beecham plc, ADR .....................      208,500
                                                                      ----------
                                                                       1,095,875
                                                                      ----------
                  METALS AND MINING -- 0.2%
   15,000         Freeport-McMoRan Copper & Gold Inc.,
                  Cl. B ...........................................      156,563
                                                                      ----------
                  PUBLISHING -- 2.5%
   10,000         Dow Jones & Co. Inc. ............................      481,250
    3,000         Harcourt General Inc. ...........................      159,563
    3,000         McGraw-Hill Companies Inc. ......................      305,625
   28,000         Reader's Digest Association Inc., Cl. A .........      705,250
   21,000         Reader's Digest Association Inc., Cl. B .........      506,625
                                                                      ----------
                                                                       2,158,313
                                                                      ----------
                  REAL ESTATE -- 0.0%
    2,500         Griffin Land & Nurseries Inc.+ ..................       31,875
                                                                      ----------
                  RETAIL -- 0.1%
    2,000         Sears, Roebuck & Co. ............................       85,000
                                                                      ----------
                  SATELLITE -- 0.6%
   15,000         COMSAT Corp. ....................................      540,000
                                                                      ----------
                  SPECIALTY CHEMICALS -- 1.1%
    2,000         du Pont de Nemours (E.I.) and Co. ...............      106,125
    7,500         Ferro Corp. .....................................      195,000
   10,000         Grace (W.R.) & Co.+ .............................      156,875
   12,000         Hoechst AG, ADR .................................      492,000
    1,500         IMC Global Inc. .................................       32,063
                                                                      ----------
                                                                         982,063
                                                                      ----------
                  TELECOMMUNICATIONS -- 9.8%
    3,000         Alltel Corp. ....................................      179,438
    4,000         AT&T Corp. ......................................      301,000
   18,000         BC Telecom Inc. .................................      489,863
   60,000         BCE Inc. ........................................    2,276,249
    4,608         Bell Atlantic Corp. .............................      244,224
    1,500         British Telecommunications plc, ADR .............      227,531
   10,000         Cable & Wireless plc, ADR .......................      367,500
    7,000         Deutsche Telekom AG, ADR ........................      229,250
    1,000         France Telecom SA, ADR ..........................       78,938
   24,000         GTE Corp. .......................................    1,560,000
   10,000         Hong Kong Telecommunications
                  Ltd., ADR .......................................      175,625
   30,000         SBC Communications Inc. .........................    1,608,749
    3,500         Telecom Italia SpA, ADR .........................      304,500
    4,080         Telefonica de Espana, ADR .......................      552,330
    1,000         US West Inc. ....................................       64,625
                                                                      ----------
                                                                       8,659,822
                                                                      ----------
                  TOTAL COMMON STOCKS .............................   77,343,207
                                                                      ----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
 SHARES                                                   VALUE
 ------                                                   -----
              CONVERTIBLE PREFERRED STOCKS -- 5.9%
              AVIATION: PARTS AND SERVICES -- 0.3%
 2,000        Coltec Capital Trust, Pfd. ..............   $   88,250
 3,000        Coltec Capital Trust, Pfd. (a) ..........      130,500
                                                          ----------
                                                             218,750
                                                          ----------
              BROADCASTING -- 0.1%
 3,500        Granite Broadcasting Corp.,
              $1.9375 Cv. Pfd..........................      119,000
                                                          ----------
              CABLE -- 0.4%
 4,000        MediaOne Group Inc., Pfd. D .............      380,000
                                                          ----------
              DIVERSIFIED INDUSTRIAL -- 0.1%
 2,000        WHX Corp., Pfd. Ser. B ..................       74,250
                                                          ----------
              ENTERTAINMENT -- 0.0%
 1,000        Metromedia International Group Inc.,
              Cv. Pfd. ................................       26,500
                                                          ----------
              EQUIPMENT AND SUPPLIES -- 0.7%
 6,000        Sequa Corp.,
              $5.00 Cv. Pfd............................      570,000
                                                          ----------
              METALS AND MINING -- 0.1%
 5,000        Freeport-McMoRan Copper & Gold Inc.,
              7.00% Cv. Pfd. ..........................       74,375
                                                          ----------
              PAPER AND FOREST PRODUCTS -- 1.3%
21,500        Sealed Air Corp.,
              $2.00 Cv. Pfd............................    1,115,313
                                                          ----------
              TELECOMMUNICATIONS -- 2.9%
17,000        Citizens Utilities Co.,
              5.00% Cv. Pfd. ..........................      724,625
22,000        Sprint Corp.,
              $2.6301 Cv. Pfd..........................    1,815,000
                                                          ----------
                                                           2,539,625
                                                          ----------
              TOTAL CONVERTIBLE
              PREFERRED STOCKS ........................    5,117,813
                                                          ----------

PRINCIPAL
 AMOUNT
 ------

                CONVERTIBLE CORPORATE BONDS -- 2.9%
                BUSINESS SERVICES -- 0.1%
$  100,000      BBN Corp., Sub. Deb. Cv.
                6.00%, 04/01/12 (b) .................      96,625
                                                        ---------
                CONSUMER PRODUCTS -- 0.6%
700,000         Fieldcrest Cannon Inc., Sub. Deb. Cv.
                6.00%, 03/15/12 .....................   560,000
                                                        ---------
                ENTERTAINMENT -- 0.2%
150,000         Savoy Pictures Entertainment Inc.,
                Sub. Deb. Cv.
                7.00%, 07/01/03 .....................   149,438
                                                        ---------
                EQUIPMENT AND SUPPLIES -- 0.5%
377,000         Kollmorgen Corp., Sub. Deb. Cv.
                8.75%, 05/01/09 .....................   389,253
                                                        ---------


PRINCIPAL                                                   MARKET
 AMOUNT                                                      VALUE
 ------                                                      -----
               FOOD AND BEVERAGE -- 0.0%
$  28,000      Chock Full o' Nuts Corp.,
               7.00%, 04/01/12 .........................   $   26,705
                                                           -----------
               HOTELS AND GAMING -- 0.3%
  300,000      Hilton Hotels Corp., Sub. Deb. Cv.
               5.00%, 05/15/06 .........................      275,250
                                                           -----------
               PUBLISHING -- 1.0%
  100,000      News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Cpn., 03/31/02 .....................      108,688
  700,000      Thomas Nelson Inc., Sub. Deb. Cv.
               5.75%, 11/30/99 (a) .....................      706,999
                                                           -----------
                                                              815,687
                                                           -----------
               TRANSPORTATION -- 0.2%
  200,000      Greyhound Lines Inc., Sub. Deb. Cv.
               8.50%, 03/31/07 .........................      202,500
                                                           -----------
               TOTAL CONVERTIBLE
               CORPORATE BONDS .........................    2,515,458
                                                           -----------
               U.S. GOVERNMENT OBLIGATIONS -- 2.5%
2,212,000      U.S. Treasury Bills,
               3.87% to 4.49%++,
               due 01/07/99 to 02/04/99 ................    2,203,138
                                                           -----------
               TOTAL INVESTMENTS -- 99.9%
               (Cost $59,448,221).......................   87,179,616
               OTHER ASSETS AND
               LIABILITIES (NET) -- 0.1% ...............       52,532
                                                           -----------
               NET ASSETS -- 100.0%
               (5,224,306 shares outstanding) ..........   $87,232,148
                                                           ===========
               NET ASSET VALUE,
               OFFERING AND REDEMPTION
               PRICE PER SHARE .........................   $    16.70
                                                           ===========


                                                                  NET
                                               SETTLEMENT      UNREALIZED
                                                  DATE        DEPRECIATION
                                              ------------   -------------
                     FORWARD FOREIGN EXCHANGE CONTRACTS
 1,600,000(c)        Sold Hong Kong Dollars
                     in exchange for
                     USD 206,531 ..........    02/26/99      $(7,092)

---------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the market value of Rule 144A securities amounted to $837,499 or 1.0% of net assets.
(b)   Security fair valued as determined by the Board of Directors.
(c)   Principal amount denoted in Hong Kong Dollars.
+    Non-income producing security.
ADR -- American Depositary Receipt.

                       Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434

                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                    BOARD OF DIRECTORS


Mario J. Gabelli, CFA            Robert J. Morrissey
CHAIRMAN AND CHIEF               ATTORNEY-AT-LAW
INVESTMENT OFFICER               MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.
Felix J. Christiana              Karl Otto P|f-hl
FORMER SENIOR VICE PRESIDENT     FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK     DEUTSCHE BUNDESBANK
Anthony J. Colavita              Anthony R. Pustorino
ATTORNEY-AT-LAW                  CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.        PROFESSOR, PACE UNIVERSITY
Vincent D. Enright               Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT     MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER      BALMAC INTERNATIONAL INC.
KEYSPAN ENERGY CORP.
John D. Gabelli
VICE PRESIDENT
GABELLI & COMPANY, INC.

                         OFFICERS

Mario J. Gabelli, CFA            Bruce N. Alpert
PRESIDENT AND CHIEF              VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER
James E. McKee
SECRETARY


                       DISTRIBUTOR

                 Gabelli & Company, Inc.


      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

           State Street Bank and Trust Company


                      LEGAL COUNSEL

        Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


[PICTURE GRAPHIC HERE]




THE
GABELLI
EQUITY
INCOME
FUND



FIRST QUARTER REPORT

                                                             DECEMBER 31, 1998